7. Income Taxes	6 Months Ended
Mar. 31, 2013
Notes
7. Income Taxes

7.     Income Taxes

As of March 31,2013, the Company has a net operating loss carryover of approximately $44,300,000 available to offset future income for income tax reporting purposes, which will expire in various years through 2033, if not previously utilized. However, the Company’s ability to use the carryover net operating loss may be substantially limited or eliminated pursuant to Internal Revenue Code Section 382.

We adopted the provisions of ASC 740-10-50, formerly FIN 48, “Accounting for Uncertainty in Income Taxes.” We had no material unrecognized income tax assets or liabilities for the six months ended March 31 2013 or for the six months ended March 31, 2012.

Our policy regarding income tax interest and penalties is to expense those items as general and administrative expense but to identify them for tax purposes. During the three and six months ended March 31, 2013 and 2012, there were no income tax, or related interest and penalty items in the income statement, or liability on the balance sheet. We file income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is no longer subject to U.S. federal income tax examinations by tax authorities for years beginning on or after October 1, 2007 or California state income tax examination by tax authorities for years beginning on or after October 1, 2006. We are not currently involved in any income tax examinations.

The provisions for income tax expense for the six months ended March 31, 2013 and 2012 are as follows:

	10/01/2012 to 03/31/2013	10/01/2011 to 03/31/2012
Current
Federal	$-	$-
State	800	800
Total income tax expense	$800	$800